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                                                                   Exhibit 99(j)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants we hereby consent to the incorporation by reference in this Post Effective Amendment No. 56 Form N-1A filing of The Coventry Group of our auditors' report on the financial statements of The Shelby Fund dated April 30, 1999 and to all references to our Firm included in or made a part of this Post Effective Amendment No. 56 Form N-1A.


                                                  /s/ Arthur Andersen LLP

                                                  ARTHUR ANDERSEN LLP

Cincinnati, Ohio
July 28, 1999